Exhibit 99.1
Yuma Energy, Inc.

NEWS RELEASE

Yuma Energy, Inc. Announces 2017 Financial Results

HOUSTON, TX – (PR Newswire – April 2, 2018) – Yuma Energy, Inc. (NYSE American: YUMA) (the “Company” or “Yuma”) today announced its financial results for the year ended December 31, 2017.

Year End 2017 Highlights

●
Yuma spud its first San Andres horizontal well in December 2017 and completed it during the first quarter of 2018. All of the associated facilities have been installed and the well is currently in the early stages of production, recovering frac fluids and dewatering the near wellbore area.

●
Net average production for the year ended December 31, 2017 was 2,454 Boe/d, or 34.8% higher than the net average production for the prior year of 1,820 Boe/d.

●
Yuma reduced its debt by $11.8 million during 2017, bringing its bank debt down to $27.7 million.

●
Yuma closed its common stock offering of 10,100,000 shares of common stock in October 2017 (including 500,000 shares purchased pursuant to the underwriters’ overallotment option) for gross proceeds of $10,100,000 before deducting underwriters’ fees and offering expenses.

Management Comments

Sam L. Banks, CEO of Yuma Energy, Inc., commented, “We are looking forward to the results of our first San Andres horizontal well, and continuing to expand our position in the play. During 2018, we intend to take advantage of the low-risk and low-cost growth opportunities within our existing inventory, continue the development and expansion of our San Andres play, and actively pursue acquisitions and mergers.”

Oil and Natural Gas Reserves – SEC Prices

The table below summarizes the Company’s estimated proved reserves at December 31, 2017, which were prepared in accordance with Securities and Exchange Commission (“SEC”) guidelines by Netherland, Sewell & Associates, Inc. (“NSAI”), an independent petroleum engineering firm. In preparing its report, NSAI evaluated 100% of the Company’s properties at December 31, 2017.

Proved reserves were calculated using prices equal to the twelve-month unweighted arithmetic average of the first-day-of-the-month prices for each of the preceding twelve months, which were $51.34 per Bbl West Texas Intermediate and $2.976 per MMBtu Henry Hub, for the year ended December 31, 2017. Adjustments were made for location and grade. The information in the following table does not give any effect to or reflect the Company’s commodity derivatives.

	Oil (MBbls)	Natural Gas Liquids (MBbls)	Natural Gas (MMcf)	Total (MBoe)(1)	Present Value Discounted at 10% ($ in thousands) (2)
Proved developed	1,763	1,009	21,131	6,295	$64,028
Proved undeveloped	599	285	2,465	1,295	8,875
Total proved	2,362	1,294	23,596	7,590	$72,903

(1)
Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).

(2)
PV10 is a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Financial Results

Production

The following table presents the net quantities of oil, natural gas and natural gas liquids produced and sold by the Company for the years ended December 31, 2017 and 2016, and the average sales price per unit sold.

	Years Ended December 31,
	2017	2016
Production volumes:
Crude oil and condensate (Bbls)	250,343	172,003
Natural gas (Mcf)	3,085,613	2,326,400
Natural gas liquids (Bbls)	131,155	104,689
Total (Boe) (1)	895,767	664,425
Average prices realized:
Crude oil and condensate (per Bbl)	$50.32	$42.21
Natural gas (per Mcf)	$3.05	$2.45
Natural gas liquids (per Bbl)	$26.08	$17.33

(1)
Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).

Revenues

The following table presents the Company’s revenues for the years ended December 31, 2017 and 2016.

	Years Ended December 31,
	2017	2016
Sales of natural gas and crude oil:
Crude oil and condensate	$12,596,983	$7,260,169
Natural gas	9,425,676	5,697,879
Natural gas liquids	3,420,942	1,814,660
Total revenues	$25,443,601	$14,772,708

Expenses

The Company’s lease operating expenses (“LOE”) and LOE per Boe for the years ended December 31, 2017 and 2016, are set forth below:

	Years Ended December 31,
	2017	2016
Lease operating expenses	$6,715,337	$3,303,789
Severance, ad valorem taxes and marketing	4,321,976	2,259,841
Total LOE	$11,037,313	$5,563,630

LOE per Boe	$12.32	$8.37
LOE per Boe without severance, ad valorem taxes and marketing	$7.50	$4.97

Commodity Derivative Instruments

Commodity derivative instruments open as of December 31, 2017 are provided below. Natural gas prices are NYMEX Henry Hub prices, and crude oil prices are NYMEX West Texas Intermediate.

	2018	2019
	Settlement	Settlement (1)
NATURAL GAS (MMBtu):
Swaps
Volume	1,725,133	373,906
Price	$3.00	$3.00

CRUDE OIL (Bbls):
Swaps
Volume	195,152	156,320
Price	$53.17	$53.77

(1) Represents volumes through March 2019.

About Yuma Energy, Inc.

Yuma Energy, Inc., a Delaware corporation, is an independent Houston-based exploration and production company focused on acquiring, developing and exploring for conventional and unconventional oil and natural gas resources. Historically, the Company’s operations have focused on onshore properties located in central and southern Louisiana and southeastern Texas where it has a long history of drilling, developing and producing both oil and natural gas assets. More recently, the Company has begun acquiring acreage in Yoakum County, Texas, with plans to explore and develop oil and natural gas assets in the Permian Basin. Finally, the Company has operated positions in Kern County, California, and non-operated positions in the East Texas Woodbine and the Bakken Shale in North Dakota. Its common stock is listed on the NYSE American under the trading symbol “YUMA.”

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, and estimates of reserve and production volumes. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the risks of the oil and natural gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and natural gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; declines in oil and natural gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change.  The Company’s annual report on Form 10-K for the year ended December 31, 2017, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

For more information, please contact:

James J. Jacobs
Executive Vice President, Treasurer and Chief Financial Officer
Yuma Energy, Inc.
1177 West Loop South, Suite 1825
Houston, TX 77027
Telephone: (713) 968-7000

Yuma Energy, Inc.

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,	December 31,
	2017	2016

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$137,363	$3,625,686
Accounts receivable, net of allowance for doubtful accounts:
Trade	4,496,316	4,827,798
Officer and employees	53,979	68,014
Other	1,004,479	1,757,337
Prepayments	976,462	1,063,418
Other deferred charges	347,490	284,305

Total current assets	7,016,089	11,626,558

OIL AND GAS PROPERTIES (full cost method):
Proved properties	494,216,531	488,723,905
Unproved properties - not subject to amortization	6,794,372	3,656,989

	501,010,903	492,380,894
Less: accumulated depreciation, depletion and amortization	(421,165,400)	(410,440,433)

Net oil and gas properties	79,845,503	81,940,461

OTHER PROPERTY AND EQUIPMENT:
Land, buildings and improvements	1,600,000	1,600,000
Other property and equipment	2,845,459	7,136,530
	4,445,459	8,736,530
Less: accumulated depreciation and amortization	(1,409,535)	(5,349,145)

Net other property and equipment	3,035,924	3,387,385

OTHER ASSETS AND DEFERRED CHARGES:
Deposits	467,592	467,306
Other noncurrent assets	270,842	517,201

Total other assets and deferred charges	738,434	984,507

TOTAL ASSETS	$90,635,950	$97,938,911

Yuma Energy, Inc.

CONSOLIDATED BALANCE SHEETS – CONTINUED
(Unaudited)

	December 31,	December 31,
	2017	2016

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Current maturities of debt	$651,124	$599,341
Accounts payable, principally trade	11,931,218	11,009,631
Commodity derivative instruments	903,003	1,340,451
Asset retirement obligations	277,355	376,735
Other accrued liabilities	2,295,438	2,572,680

Total current liabilities	16,058,138	15,898,838

LONG-TERM DEBT	27,700,000	39,500,000

OTHER NONCURRENT LIABILITIES:
Asset retirement obligations	10,189,058	9,819,648
Commodity derivative instruments	336,406	1,215,551
Deferred rent	290,566	-
Employee stock awards	191,110	-

Total other noncurrent liabilities	11,007,140	11,035,199

COMMITMENTS AND CONTINGENCIES (Note 18)

EQUITY
Series D convertible preferred stock
($0.001 par value, 7,000,000 authorized, 1,904,391 issued and outstanding as of December 31, 2017, and 1,776,718 issued and outstanding as of
December 31, 2016)	1,904	1,777
Common stock
($0.001 par value, 100 million shares authorized, 22,661,758 outstanding as of
December 31, 2017 and 12,201,884 outstanding as of December 31, 2016)	22,662	12,202
Additional paid-in capital	55,064,685	43,877,563
Treasury stock at cost (13,343 shares as of December 31, 2017 and -0- shares as
of December 31, 2016)	(25,278)	-
Accumulated earnings (deficit)	(19,193,301)	(12,386,668)

Total equity	35,870,672	31,504,874

TOTAL LIABILITIES AND EQUITY	$90,635,950	$97,938,911

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Years Ended December 31,
	2017	2016

REVENUES:
Sales of natural gas and crude oil	$25,443,601	$14,772,708

EXPENSES:
Lease operating and production costs	11,037,313	5,563,630
General and administrative – stock-based compensation	2,381,365	1,731,969
General and administrative – other	6,934,381	12,727,328
Depreciation, depletion and amortization	10,955,203	8,239,802
Asset retirement obligation accretion expense	557,683	254,573
Impairment of oil and gas properties	-	20,654,848
Bad debt expense	335,567	556,407
Total expenses	32,201,512	49,728,557

LOSS FROM OPERATIONS	(6,757,911)	(34,955,849)

OTHER INCOME (EXPENSE):
Net gains (losses) from commodity derivatives	2,554,934	(3,775,254)
Interest expense	(1,734,807)	(659,572)
Gain (loss) on other property and equipment	484,768	(838,473)
Other, net	60,248	55,779
Total other income (expense)	1,365,143	(5,217,520)

LOSS BEFORE INCOME TAXES	(5,392,768)	(40,173,369)

Income tax expense - deferred	-	1,425,964

NET LOSS	(5,392,768)	(41,599,333)

PREFERRED STOCK:
Dividends paid in kind	1,413,865	1,323,641
Loss on retirement of DPAC Series "A" Preferred Stock	-	(271,914)

NET LOSS ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$(6,806,633)	$(42,651,060)

LOSS PER COMMON SHARE:
Basic	$(0.46)	$(5.13)
Diluted	$(0.46)	$(5.13)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:
Basic	14,815,991	8,317,777
Diluted	14,815,991	8,317,777

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Reconciliation of net income (loss) to net cash provided by (used in)
operating activities:
Net income (loss)	$(5,392,768)	$(41,599,333)
Depreciation, depletion and amortization of property and equipment	10,955,203	8,239,802
Impairment of oil and gas properties	-	20,654,848
Amortization of debt issuance costs	363,485	148,970
Net deferred income tax expense	-	1,425,964
Deferred rent liability, net	279,795	-
Stock-based compensation expense	2,381,365	1,731,969
Settlement of asset retirement obligations	(1,045,257)	(287,902)
Asset retirement obligation accretion expense	557,683	254,573
Bad debt expense	335,567	556,406
Net (gains) losses from commodity derivatives	(2,554,934)	3,775,254
(Gain) loss on sales of fixed assets	(556,141)	5,316
Loss on write-off of abandoned facilities	71,373	829,039
(Gain) loss on write-off of liabilities net of assets	(58,994)	4,118
Changes in assets and liabilities:
Decrease in accounts receivable	285,051	3,698,004
Decrease in prepaids, deposits and other assets	86,670	353,889
Decrease in accounts payable and other current and
non-current liabilities	(2,462,040)	(4,090,155)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	3,246,058	(4,299,238)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for oil and gas properties	(10,704,535)	(10,066,999)
Proceeds from sale of oil and gas properties	5,400,563	1,152,958
Merger with Yuma California	-	1,887,426
Proceeds from sale of other fixed assets	645,791	-
Derivative settlements	1,238,341	1,607,365
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(3,419,840)	(5,419,250)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings on senior credit facility	13,275,000	18,700,000
Repayment of borrowings on senior credit facility	(25,075,000)	(9,000,000)
Proceeds from borrowings - insurance financing	763,244	247,013
Repayments of borrowings - insurance financing	(711,461)	(49,625)
Debt issuance costs	(353,593)	(208,985)
Proceeds net of costs from common stock offering	8,812,547	-
Treasury stock repurchases	(25,278)	(408,323)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(3,314,541)	9,280,080

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,488,323)	(438,408)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	3,625,686	4,064,094

CASH AND CASH EQUIVALENTS AT END OF YEAR	$137,363	$3,625,686

Supplemental disclosure of cash flow information:
Interest payments (net of interest capitalized)	$1,369,353	$590,160
Interest capitalized	$317,691	$26,121
Income tax refund	$20,699	$-
Supplemental disclosure of significant non-cash activity:
(Increase) decrease in capital expenditures financed by accounts payable	$(2,608,232)	$323,910

Yuma Energy, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures
Unaudited

Non-GAAP Financial Measures

The non-GAAP financial measure of PV10, as calculated by the Company below, is intended to provide readers with meaningful information that supplements our financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). These disclosures may not be comparable to similarly titled measures used by other companies. Further, this non-GAAP measure should only be considered in conjunction with financial statements and disclosures prepared in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss, standardized measure of discounted future net cash flows or any other GAAP measure of financial position or results of operations.

PV10

Present Value Discounted at 10% (“PV10”) is a Non-GAAP measure that differs from the GAAP measure “standardized measure of discounted future net cash flows” in that PV10 is calculated without regard to future income taxes. Management believes that the presentation of the PV10 value is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to the Company’s estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to the Company’s reserves. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the Company believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies. For these reasons, management uses, and believes the industry generally uses, the PV10 measure in evaluating and comparing acquisition candidates and assessing the potential return on investment related to investments in oil and natural gas properties. PV10 does not necessarily represent the fair market value of oil and natural gas properties.

PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The table below provides a reconciliation of the Company’s PV10 to the standardized measure of discounted future net cash flows ($ in thousands).

Present value of estimated future net revenues (PV10)	$72,903
Future income taxes discounted at 10%	-
Standardized measure of discounted future net cash flows	$72,903